Other (Income)/Deductions - Net	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
Other (Income)/Deductions - Net
Other (Income)/Deductions—Net

The following table provides components of Other (income)/deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2016	2015	2014
Interest income(a)	$(470)	$(471)	$(425)
Interest expense(a)	1,186	1,199	1,360
Net interest expense	716	728	935
Foreign currency loss related to Venezuela(b)	—	806	—
Royalty-related income(c)	(905)	(922)	(1,002)
Certain legal matters, net(d)	510	975	993
Net gains on asset disposals(e)	(171)	(232)	(288)
Impairment on remeasurement of HIS net assets(f)	1,712	—	—
Certain asset impairments(g)	1,447	818	469
Business and legal entity alignment costs(h)	261	282	168
Other, net(i)	85	403	(265)
Other (income)/deductions––net	$3,655	$2,860	$1,009

(a)
2015 v. 2014––Interest income increased primarily due to higher investment returns. Interest expense decreased, primarily due to the repayment of a portion of long-term debt in the first quarter of 2015 and the benefit of the effective conversion of some fixed-rate liabilities to floating-rate liabilities. Capitalized interest expense totaled $61 million in 2016, $32 million in 2015 and $41 million in 2014.

(b)
In 2015, represents a foreign currency loss related to conditions in Venezuela during 2015, that had us resolve that our Venezuelan bolivar-denominated net monetary assets that are subject to revaluation were no longer expected to be settled at the Venezuelan government CENCOEX official rate of 6.30, but rather at the then SIMADI rate of 200, the lowest official rate. Those conditions included the inability to obtain significant conversions of Venezuelan bolivars related to intercompany U.S. dollar denominated accounts, an evaluation of the effects of the implementation of a fourth-quarter 2015 operational restructuring, resulting in a 36% reduction in our labor force in Venezuela, and our expectation of the changes in Venezuela’s responses to changes in its economy.

(c)
Royalty-related income decreased in 2016, reflecting lower royalty income for Enbrel of $54 million, resulting from the expiration on October 31, 2016 of the 36-month royalty period under the collaboration agreement for Enbrel in the U.S. and Canada (the collaboration period under the agreement expired on October 31, 2013), and the expiration of other royalty agreements, partially offset by Xtandi royalty-related income of $63 million.

(d)
In 2016, primarily includes amounts to resolve a Multi-District Litigation relating to Celebrex and Bextra pending against the Company in New York federal court for $486 million, partially offset by the reversal of a legal accrual where a loss is no longer deemed probable. For additional information, see Note 17A5. In addition, 2016 includes a settlement related to a patent matter. In 2015, primarily includes $784.6 million related to an agreement in principle reached in February 2016 and finalized in April 2016 to resolve claims alleging that Wyeth's practices relating to the calculation of Medicaid rebates for its drug, Protonix (pantoprazole sodium), between 2001 and 2006, several years before Pfizer acquired Wyeth in 2009, violated the Federal Civil False Claims Act and other laws. For additional information, see Note 17A5. In 2014, primarily includes approximately $610 million for Neurontin-related matters (including off-label promotion actions and antitrust actions), $400 million to resolve a securities class action against Pfizer in New York federal court, and approximately $56 million for an Effexor-related matter, partially offset by $130 million of income from the reversal of two legal accruals where a loss is no longer deemed probable.

(e)
In 2016, primarily includes (i) gross realized gains on sales of available-for-sale debt securities of $666 million; (ii) gross realized losses on sales of available-for-sale debt securities of $548 million; (iii) loss of $64 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities; (iv) gains on sales/out-licensing of product and compound rights of approximately $84 million; and (v) gains on sales of investments in private equity securities of approximately $2 million. Proceeds from the sale of available-for-sale securities were $10.2 billion in 2016.

In 2015, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $164 million; (ii) gross realized losses on sales of available-for-sale debt securities of $960 million; (iii) net gain of $937 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; (iv) gains on sales/out-licensing of product and compound rights of approximately $90 million; and (v) gains on sales of investments in private equity securities of approximately $3 million. Proceeds from the sale of available-for-sale securities were $4.3 billion in 2015.
In 2014, primarily includes (i) gross realized gains on sales of available-for-sale equity securities of $76 million; (ii) gross realized gains on sales of available-for-sale debt securities of $138 million; (iii) gross realized losses on sales of available-for-sale debt securities of $436 million; (iv) net gain of $323 million from derivative financial instruments used to hedge the foreign exchange component of the divested available-for-sale debt securities; (v) gains on sales/out-licensing of product and compound rights of approximately $135 million; and (vi) gains on sales of investments in private equity securities of approximately $39 million. Proceeds from the sale of available-for-sale securities were $10.2 billion in 2014.

(f)	In 2016, represents a charge related to the write-down of the HIS net assets to fair value less estimated costs to sell. See Note 2B for additional information.

(g)
In 2016, primarily includes intangible asset impairment charges of $869 million, reflecting (i) $366 million related to developed technology rights for a generic injectable antibiotic product for the treatment of bacterial infections; and (ii) $265 million related to an IPR&D compound for the treatment of anemia, both acquired in connection with our acquisition of Hospira; (iii) $128 million of sterile injectable IPR&D compounds acquired in connection with our acquisition of InnoPharma; and (iv) $110 million of other IPR&D assets, $81 million of which were acquired in connection with our acquisition of Hospira and $29 million of which were acquired in connection with our acquisition of King in 2011. The intangible asset impairment charges for 2016 are associated with the following: EH ($840 million) and IH ($29 million). In addition, 2016 includes an impairment loss of $452 million related to Pfizer’s 49%-owned equity-method investment with Hisun in China, Hisun Pfizer, and an impairment loss of $50 million related to Pfizer's 40%-owned equity-method investment in Teuto. For additional information concerning Hisun Pfizer and Teuto, see Note 2E.

The intangible asset impairment charge for 2016 for the IPR&D compound for the treatment of anemia acquired in connection with our acquisition of Hospira reflects, among other things, the impact of regulatory delays, including delays resulting from a recent court ruling, requiring a 180-day waiting period after approval before a biosimilar product can be launched. The intangible asset impairment charges for 2016 for the sterile injectable IPR&D compounds acquired in connection with our acquisition of InnoPharma reflect, among other things, the impact of portfolio prioritization decisions and decreased commercial profiles of certain compounds. The intangible asset impairment charges for 2016 for developed technology rights and other IPR&D assets acquired in connection with our acquisition of Hospira reflect, among other things, the impact of regulatory delays, the impact of new scientific findings, updated commercial forecasts, changes in pricing, and an increased competitive environment. The intangible asset impairment charges for 2016 for other IPR&D assets acquired in connection with our acquisition of King reflect changes in the competitive environment.
In 2015, primarily includes an impairment loss of $463 million related to Pfizer’s 49%-owned equity-method investment in Hisun Pfizer (for additional information concerning Hisun Pfizer, see Note 2E) and intangible asset impairment charges of $323 million, reflecting (i) $132 million related to indefinite-lived brands; (ii) $120 million related to developed technology rights for the treatment of attention deficit hyperactivity disorder; and (iii) $71 million related to IPR&D compounds. The intangible asset impairment charges for 2015 are associated with the following: EH ($294 million), WRD ($13 million); and Consumer Healthcare ($17 million).
The intangible asset impairment charges for 2015 reflect, among other things, the impact of new scientific findings, updated commercial forecasts, changes in pricing, and an increased competitive environment.
In 2014 includes intangible asset impairment charges of $396 million, reflecting (i) $190 million for an IPR&D compound for the treatment of skin fibrosis (full write-off); (ii) $159 million for developed technology rights, primarily related to Quillivant XR; and (iii) $47 million for indefinite-lived brands. The intangible asset impairment charges for 2014 are associated with the following: IH ($12 million); EH ($166 million); WRD ($190 million); and Consumer Healthcare ($28 million). In addition, 2014 includes an impairment charge of approximately $56 million related to our investment in Teuto. The intangible asset impairment charges for 2014 reflect, among other things, updated commercial forecasts and, with regard to IPR&D, the impact of changes to the development program and new scientific findings.

(h)
Represents expenses for changes to our infrastructure to align our commercial operations, including costs to internally separate our businesses into distinct legal entities, as well as to streamline our intercompany supply operations to better support each business.

(i)
In 2016, includes among other things, (i) $150 million paid to Allergan for reimbursement of Allergan’s expenses associated with the terminated transaction (see Note 1A); (ii) income of $116 million from resolution of a contract disagreement; and (iii) a net loss of approximately $312 million upon the early redemption of debt, which includes the related termination of interest rate swaps. In 2015, includes, among other things, (i) charges of $194 million related to the write-down of assets to net realizable value; (ii) charges of $159 million, reflecting the change in the fair value of contingent consideration liabilities; and (iii) income of $45 million associated with equity-method investees. In 2014, includes, among other things, (i) gains of approximately $40 million, reflecting the change in the fair value of contingent consideration liabilities associated with prior acquisitions; (ii) income associated with equity-method investees of $86 million; (iii) income of $55 million resulting from a decline in the estimated loss on an option to acquire the remaining interest in Teuto; and (iv) a loss of $30 million due to a change in our ownership interest in ViiV. For additional information concerning Teuto and ViiV, see Note 2E.

The asset impairment charges included in Other (income)/deductions––net are based on estimates of fair value.

The following table provides additional information about the intangible assets that were impaired during 2016 in Other (income)/deductions––net :
					Year Ended December 31,
	Fair Value(a)				2016
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––IPR&D(b)	$95	$—	$—	$95	$503
Intangible assets––Developed technology rights(b)	30	—	—	30	366
Total	$125	$—	$—	$125	$869

(a)	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.

(b)
Reflects intangible assets written down to fair value in 2016. Fair value was determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We started with a forecast of all the expected net cash flows associated with the asset and then applied an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the product and the impact of technological risk associated with IPR&D assets; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.